UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2025

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of principal executive offices) (Zip Code)

(208) 769-4100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 18, 2021, Hecla Mining Company (the “Company”) entered into an Equity Distribution Agreement (as amended on February 15, 2024) (as amended to date, the “Agreement”) with BMO Capital Markets Corp., Scotia Capital (USA) Inc., BofA Securities, Inc., B. Riley Securities, Inc., Canaccord Genuity LLC, Cantor Fitzgerald & Co. Inc., CIBC World Markets Corp., UBS Securities LLC, Goldman Sachs & Co. LLC, H.C. Wainwright & Co., LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Roth Capital Partners, LLC (collectively, the “Agents”). Pursuant to the terms of the Agreement, the Company may offer and sell up to 60,000,000 shares of common stock, par value $0.25 per share (the “Shares”), from time to time through or to the Agents. Sales of the Shares, if any, would be made by means of ordinary brokers’ transaction, as otherwise agreed between the Company and the Agents or to the Agents as principal. Agents will receive from the Company a commission equal to 1.5% of the gross sales proceeds of the Shares sold. To date, 23,843,684 Shares have been sold under the Agreement.

The remaining 36,156,316 Shares have been registered under the Securities Act of 1933 pursuant to the Company’s shelf registration statement (File No. 333-284931) on Form S-3, which was filed with the Securities and Exchange Commission on February 14, 2025, and a related prospectus supplement, which was filed with the Securities and Exchange Commission on February 14, 2025. A copy of the legal opinion of K&L Gates LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

5.1 23.1	Opinion of K&L Gates LLP Consent of K&L Gates LLP (contained in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 14, 2025

Hecla Mining Company

By:	/s/ David C. Sienko
David C. Sienko
Sr. Vice President & General Counsel

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